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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-85769, 333-85769-01, 333-85769-02 and 333-85769-03 on Form S-3 of TXU Gas
Company, of our report dated January 31, 2002, appearing in TXU Gas Company's Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

Dallas, Texas
March 20, 2002